                              --------------------
                                      T H E
                              --------------------
                                      R.O.C
                              --------------------
                                   TAIWAN FUND
                              --------------------




                                QUARTERLY REPORT

                                  June 30, 2001

--------------------------------------------------------------------------------
DEAR STOCKHOLDERS
--------------------------------------------------------------------------------

The Fund's net asset value per share (NAV) declined 20.5% in the second quarter, underperforming the 15.8% fall in the Taiwan Stock Exchange Index (TAIEX) largely because of the New Taiwan dollar's 4.6% depreciation against the U.S. dollar during the period.

Hit by a barrage of weak economic signals, deteriorating corporate fundamentals and persistent domestic political bickering, the TAIEX declined each month during the second quarter. Even the sharp recovery of the Nasdaq, which is usually closely watched in Taiwan as an indicator for its own technology-heavy market, could offer only short respites to the otherwise downward movement that sapped investor confidence. There were few individual winners as all market segments fell.

The market was rattled early in the period by increased Sino-American tensions after the April 1 mid-air collision between a U.S. military surveillance plane and a Chinese jet fighter. The sluggish economy soon took over as the dominant concern weighing on investors. Each month during the second quarter saw double-digit declines in Taiwan's exports and a rise in the unemployment rate to a new record high (although still low, at just over 4%, compared to most major economies). In May the government announced that first-quarter economic growth was 1.1%, the slowest pace in 26 years. At about the same time, Taiwan's currency started to fall in value against the U.S. dollar and continued this trend through the end of June.

The weakening economy was reflected in disappointing first-quarter results for most listed companies. Exceptions were notebook computer producers and some makers of PC components such as motherboards, which benefited from a growing trend by the world's major computer brand owners to outsource production to Taiwan manufacturers. The few positive corporate results, however, did little to dispel the growing worries over a continuing fall of capital spending on technology in the U.S. since the American market absorbs the lion's share of Taiwan's technology exports. The gloom was perhaps most evident for the semiconductor industry. Prices of main memory chips fell sharply, and one of Taiwan's major foundry companies (contract manufacturers for other chipmakers and designers) warned of a second-quarter operating loss and uncertain near-term outlook.

Caught up in partisan political squabbles, the government was unable to lift the cloud of pessimism about the economy. The major opposition party threatened to propose a no-confidence vote over the government's failure to halt rising unemployment and pared down a supplementary budget designed to boost the economy. Even the enactment of a financial reform package came only after a special legislative session had to be convened.

Investors' concerns about the economy were on the mark. We are projecting that Taiwan's economic performance worsened in the second quarter, contracting slightly less than 1%. As noted above, foreign demand fell sharply. Exports, which represent about 40% of gross national product, declined 17%. Domestic demand was also weak. Private investment fell as most companies, especially small- to mid-sized manufacturers, cut expansion plans. Given rising unemployment and the slumping stock market, private consumer spending suffered as well. Only a big increase in public sector outlays added a significant lift to domestic demand. We are projecting that the economy hit a low point in the second quarter and have reduced our forecast of growth for the full year to 1.5%.

The moderate economic uptrend we are expecting in the second half of the year should start to lend support to Taiwan's stock market, whose valuation in terms of price/earnings multiple is quite low. The Fund intends to be at least 90% invested in equities during most of the third quarter. By September it should be clear whether there is a pick-up in global demand for the peak Christmas season. If the outlook is weak, however, we may increase our cash position until the year-end, when the market usually rallies.

We are grateful for your continuing support and look forward to reviewing our market outlook and portfolio strategy with you in future reports.

                        Respectfully submitted,


                        /s/ Michael Ding
                        --------------------
                        Michael Ding
                        President
                        August 2, 2001

--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
THREE MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    KEY STATISTICS
--------------------------------------------------------------------------------
Change in N.A.V. ($6.59 to $5.24)                                     -$1.35
--------------------------------------------------------------------------------
Total Net Assets                                                  $171.5 Million
================================================================================



--------------------------------------------------------------------------------
    TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                     Percent of
Company                                                              Net Assets
---------------------------------------------------------            -----------
Hon Hai Precision Industry Co., Ltd.                                    6.74%
--------------------------------------------------------------------------------
Taipei Bank                                                             5.49
--------------------------------------------------------------------------------
Asustek Computer Inc.                                                   5.14
--------------------------------------------------------------------------------
Winbond Electronics Corp.                                               4.86
--------------------------------------------------------------------------------
Cradle Technology Corp.                                                 4.66
--------------------------------------------------------------------------------
Picvue Electronics Ltd.                                                 4.63
--------------------------------------------------------------------------------
Inventec Corp.                                                          4.42
--------------------------------------------------------------------------------
Synnex Technology International Corp.                                   4.35
--------------------------------------------------------------------------------
United Microelectronics Corp.                                           4.25
--------------------------------------------------------------------------------
Microstar International Co., Ltd.                                       3.89
--------------------------------------------------------------------------------
================================================================================


--------------------------------------------------------------------------------
    SECURITY CLASSIFICATION
--------------------------------------------------------------------------------

                                                                        Value
Percent of Net Assets                                                   (000)
---------------------------------------------------------            -----------
--------------------------------------------------------------------------------
Common Stocks                                      95.18%             $163,227
--------------------------------------------------------------------------------
Short-term Investments                              4.06                 6,968
                                                  -------             ----------
--------------------------------------------------------------------------------
Total Investments                                  99.24               170,194
------------------ -------------------------------------------------------------
Other Assets Less
     Liabilities                                    0.76                 1,298
--------------------------------------------------------------------------------
NET ASSETS                                        100.00%             $171,492
================================================================================


--------------------------------------------------------------------------------
    INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                                                    Percent of
                                                                    Net Assets
--------------------------------------------------------------------------------
Electronics                                                              24.37%
--------------------------------------------------------------------------------
Banking                                                                  15.65
--------------------------------------------------------------------------------
Semiconductors                                                           12.45
--------------------------------------------------------------------------------
Communications Equipment                                                  9.80
--------------------------------------------------------------------------------
Computers & Office Equipment                                              6.84
--------------------------------------------------------------------------------
Computer Services & Software                                              4.66
--------------------------------------------------------------------------------
Retailing                                                                 4.35
--------------------------------------------------------------------------------
Other Financials                                                          3.65
--------------------------------------------------------------------------------
Plastics                                                                  3.40
--------------------------------------------------------------------------------
Transportation                                                            2.65
--------------------------------------------------------------------------------
================================================================================


--------------------------------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS
THE R.O.C. TAIWAN FUND / JUNE 30,2001 (UNAUDITED)
--------------------------------------------------------------------------------------------------------

COMMON STOCKS-- 95.18%                                                   % of            Market Value
                                                                      Net Assets        (U.S. Dollars)
========================================================================================================
Automobile--  1.11%
========================================================================================================
         4,202,160                Yulon Motor Co., Ltd.............         1.11          $  1,903,694
                                                                                          --------------
                                                                                             1,903,694
Banking --15.65%
========================================================================================================
         9,400,440                United World Chinese Commercial Bank..... 3.44             5,896,602
         17,338,10            *   Taipei Bank......................         5.49             9,415,492
        10,000,000            *   Bank Sinopac.....................         2.69             4,617,395
         6,427,000            *   E. Sun Commercial Bank...........         1.37             2,342,351
        10,000,000            *   Taishin International Bank.......         2.66             4,559,315
                                                                                          --------------
                                                                                            26,831,155
Other Financials-- 3.65%
========================================================================================================
         4,054,000                Cathay Life Insurance Co., Ltd...         2.85             4,885,756
         2,400,000            *   Yuan Ta Securities Co., Ltd......         0.80             1,379,991
                                                                                          --------------
                                                                                             6,265,747
Communications Equipment-- 9.80%
========================================================================================================
        12,000,000            *   Picvue Electronics Ltd...........         4.63             7,945,404
         5,652,500            *   Wintek Corporation...............         3.07             5,269,210
         1,875,000                AboCom Systems, Inc..............         2.10             3,593,727
                                                                                          --------------
                                                                                            16,808,341
Computer Services & Software-- 4.66%
========================================================================================================
         1,937,500                Cradle Technology Corp...........         4.66             7,989,691
                                                                                          --------------
                                                                                             7,989,691
Computers & Office Equipment-- 6.84%
========================================================================================================
         7,005,000            *   Behavior Tech Computer Corp......         2.42             4,149,906
         9,600,000                Inventec Corp....................         4.42             7,582,982
                                                                                          --------------
                                                                                            11,732,888
Electrical & Machinery-- 1.01%
========================================================================================================
         4,906,800                Teco Electric & Machinery Co., Ltd.       1.01             1,731,309
                                                                                          --------------
                                                                                             1,731,309

See accompanying notes to consolidated financial statements and accountants' review report.



The R.O.C. Taiwan Fund

                                                                                 % of            Market Value
Electronics-- 24.37%                                                          Net Assets        (U.S. Dollars)
===============================================================================================================
         2,200,000            *   Hon Hai Precision Industry Co., Ltd...        6.74              11,563,816
         1,391,500                Glotech Industrial Corp...............        0.74               1,264,816
         1,380,000                Sinbon Electronics Co., Ltd...........        1.24               2,124,002
         5,625,000                CMC Magnetics Corp....................        3.19               5,472,267
         2,087,500                Asustek Computer Inc..................        5.14               8,820,423
         2,485,000                Microstar International Co., Ltd......        3.89               6,675,258
         3,999,000            *   TXC Corp..............................        3.43               5,864,658
                                                                                                 -----------
                                                                                                  41,785,240
Plastics-- 3.40%
===============================================================================================================
         5,104,341                Formosa Plastics Corp.................        3.40               5,825,486
               968                Nan Ya Plastics Corp..................        0.00                     978
                                                                                                 -----------
                                                                                                   5,826,464
Retailing-- 4.35%
===============================================================================================================
         5,646,250                Synnex Technology International Corp..        4.35               7,460,560
                                                                                                 -----------
                                                                                                   7,460,560
Semiconductors-- 12.45%
===============================================================================================================
         5,495,000            *   United Microelectronics Corp..........        4.25               7,292,624
         9,935,230                Winbond Electronics Corp..............        4.86               8,338,265
         9,120,600                Powerchip Semiconductor Corp..........        3.34               5,721,068
                                                                                                 -----------
                                                                                                  21,351,957
Steel & Other Metals-- 1.85%
===============================================================================================================
         6,362,000            *   China Steel Corp......................        1.85               3,177,767
                                                                                                 -----------
                                                                                                   3,177,767
Telephone Services-- 2.50%
===============================================================================================================
         3,295,830            *   Taiwan Cellular Corp..................        2.50               4,297,452
                                                                                                 -----------
                                                                                                   4,297,452
Transportation-- 2.65%
===============================================================================================================
         7,323,540            *   Yang Ming Marine Transport Corp.......        1.09               1,860,924
         5,959,000            *   China Airlines Ltd....................        1.56               2,682,285
                                                                                                 -----------
                                                                                                   4,543,209
Others-- 0.89%
===============================================================================================================
         4,741,170                Kang Na Hsiung Enterprise Co., Ltd....        0.89               1,521,415
                                                                                                 -----------
                                                                                                   1,521,415


TOTAL COMMON STOCKS (COST $203,743,721).................................                       $ 163,226,889

* Non-income producing: these stocks did not pay a cash dividend during the six-month period.

See accompanying notes to consolidated financial statements and accountants' review report.



SCHEDULE OF INVESTMENTS (CONT'D)

SHORT TERM INVESTMENTS-- 4.06%
                                                                               % of               Value
Commercial Paper - 4.06%                                                    Net Assets        (U.S. Dollars)
============================================================================================================
 Principal
   Amount             Issuer (Guarantor)
-------------         ------------------
$   1,452,011         Tong Yang Leasing Corp. (Hollandshe Bank-Unie),
                           3.83%, Due 07/03/01..........................        0.85            $1,451,708
    1,452,011         Tong Yang Leasing Corp. (Hollandshe Bank-Unie),
                           3.80%, Due 07/03/01..........................        0.85             1,451,710
    1,452,011         Sinopac Securities Co., Ltd. (Taishin Int'l Bank),
                           3.65%, Due 07/04/01..........................        0.85             1,451,576
    1,452,011         Chou Ta Co., Ltd. (Chinatrust Commercial Bank),
                           3.80%, Due 07/05/01..........................        0.84             1,451,409
    1,161,609         Nan Do Motor Corp (Dai-Ichi Kangyo Bank),
                           3.80%, Due 07/05/01..........................        0.67             1,161,126
                                                                                              ------------


TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $6,967,529)                                         6,967,529
                                                                                              ------------
TOTAL INVESTMENTS IN SECURITIES~
 AT MARKET VALUE (COST $210,711,250)                                             99.24          170,194,418

OTHER ASSETS (LESS LIABILITIES)                                                  0.76            1,298,066
                                                                              -------         ------------
NET ASSETS                                                                     100.00         $171,492,484
                                                                              =======         ============


See accompanying notes to consolidated financial statements and accountants' review report.



======================================================================================
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund / June 30, 2001 (Expressed in US Dollars)(Unaudited)
======================================================================================
ASSETS

Investments in securities at market value (Notes 2B, 3 and 6):
   Common stocks (cost-- $203,743,721) ...............................  $163,226,889
   Short-term investments (amortized cost-- $6,967,529) ..............     6,967,529
                                                                        ------------
              Total investments in securities at market value
              (cost-- $210,711,250) ..................................   170,194,418
Cash .................................................................     1,142,688
Dividends receivable .................................................       858,028
Other receivables ....................................................         1,188
                                                                        ------------
              Total assets ...........................................   172,196,322
                                                                        ------------

LIABILITIES

Management fee payable (Note 4) ......................................       193,525
Custodian fee payable (Note 5) .......................................        21,507
Accrued Republic of China taxes (Note 2G) ............................       327,634
Other payables .......................................................       161,172
                                                                        ------------
              Total liabilities ......................................       703,838
                                                                        ------------
Net assets ...........................................................  $171,492,484
                                                                        ============

COMPONENTS OF NET ASSETS

Par value of shares of beneficial interest (Note 7) ..................       326,990
Additional paid-in capital ...........................................   313,223,313
Accumulated net investment loss ......................................    (1,059,518)
Accumulated realized loss on investments .............................   (57,922,880)
Unrealized depreciation on investments (Note 6) ......................   (40,516,832)
Cumulative translation adjustment (Note 2E) ..........................   (42,558,589)
                                                                        ------------
Net assets ...........................................................  $171,492,484
                                                                        ============
Net asset value per share (32,698,976 shares issued and outstanding)..  $       5.24
                                                                        ============

See accompanying notes to consolidated financial statements and accountants' review report.



======================================================================================
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund / June 30, 2001 (Expressed in US Dollars)(Unaudited)
======================================================================================
INVESTMENT INCOME (NOTE 2C)
    Dividends .......................................................   $  1,534,156
    Interest ........................................................        454,244
                                                                        ------------
                                                                           1,988,400
                                                                        ------------

Republic of China taxes (Note 2G) ...................................      1,072,818
                                                                        ------------
                                                                             915,582
                                                                        ------------

Expenses
    Management fee (Note 4) .........................................      1,348,063
    Custodian fee (Note 5) ..........................................        150,043
    Professional fees ...............................................        270,658
    Administrative fee ..............................................         50,000
    Insurance expenses ..............................................         30,655
    Trustee fees. ...................................................         61,000
    Transfer agent fee ..............................................         12,126
    Other expenses ..................................................         98,931
                                                                        ------------
                                                                           2,021,476
                                                                        ------------
Net investment loss .................................................     (1,105,894)
                                                                        ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES
(NOTES 2 AND 6)

    Net realized gain (loss) on:
     investments (excluding short term investments) .................    (32,827,106)
     foreign currency transactions ..................................        122,753
    Net increase (decrease) in unrealized appreciation on:
     investments (excluding short-term investments) .................     25,623,729
     translation of assets and liabilities in foreign currencies ....     (9,259,626)
                                                                        ------------
    Net realized and unrealized loss from investments and foreign
     currencies .....................................................    (16,340,250)
                                                                        ------------
    Net decrease in net assets resulting from operations ............   $(17,446,144)
                                                                        ============

See accompanying notes to consolidated financial statements and accountants' review report.


==========================================================================================================
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
The R.O.C. Taiwan Fund / For the Six Months Ended June 30, 2001 and the Year Ended
December 31, 2000 (Expressed in US Dollars)
==========================================================================================================

                                                                        Six Months Ended      Year Ended
                                                                          June 30, 2001      December 31,
                                                                           (Unaudited)           2000
                                                                        ----------------     ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS

    Net investment loss .............................................    $ (1,105,894)       $ (3,512,341)

    Net realized loss on investments and foreign
      currency transactions .........................................     (32,704,353)         (2,864,711)

    Net increase (decrease) in unrealized appreciation
      on investments ................................................      25,623,729        (113,558,157)

    Net decrease in unrealized appreciation on translation
      of assets and liabilities in foreign currencies ...............      (9,259,626)        (13,548,838)
                                                                        ----------------     ------------
    Net decrease in net assets resulting from
      operations ....................................................     (17,446,144)       (133,484,047)
                                                                        ----------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2F)

    Net realized gain on investments ................................              --         (12,098,621)
                                                                        ----------------     ------------
    Total distributions .............................................              --         (12,098,621)
                                                                        ----------------     ------------
DECREASE IN NET ASSETS ..............................................     (17,446,144)       (145,582,668)
NET ASSETS, BEGINNING OF PERIOD .....................................     188,938,628         334,521,296
                                                                        ----------------     ------------
NET ASSETS, END OF PERIOD ...........................................    $171,492,484        $188,938,628
                                                                        ================     ============

See accompanying notes to consolidated financial statements and accountants' review report.


====================================================================================================================================
CONSOLIDATED FINANCIAL HIGHLIGHTS
The R.O.C. Taiwan Fund (Expressed in US Dollars)
====================================================================================================================================

                                                                Six Months
                                                                   Ended                     Years Ended December 31,
                                                               June 30, 2001    ----------------------------------------------------
                                                                (Unaudited)       2000       1999       1998       1997      1996
                                                              ----------------  --------   --------   --------   --------  ---------
Per share operating performance:
    Net asset value, beginning of period ....................       5.78          10.23       7.53       9.58      11.67      9.30
    Net investment loss .....................................      (0.04)         (0.11)     (0.11)     (0.11)     (0.16)    (0.12)
    Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions .................................      (0.22)         (3.56)      2.58      (1.73)      3.20      2.57
    Net increase (decrease) in unrealized
      appreciation on translation of foreign
      currencies ............................................      (0.28)         (0.41)      0.23       0.08      (1.88)    (0.08)
                                                                  -------        -------    -------    -------    -------   -------
         Total from investment operations ...................      (0.54)         (4.08)      2.70      (1.76)      1.16      2.37

NET EFFECT OF SHARE TRANSACTIONS ............................         --             --         --         --       0.09        --
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Capital .................................................         --             --         --      (0.13)        --        --
    Net investment income ...................................         --             --         --      (0.07)     (0.39)       --
    Net realized gain on investments ........................         --          (0.37)        --      (0.09)     (2.95)       --
                                                                  -------        -------    -------    -------    -------   -------
                      Total distributions* ..................         --          (0.37)        --      (0.29)     (3.34)       --
                                                                  -------        -------    -------    -------    -------   -------
NET ASSET VALUE, END OF PERIOD ..............................       5.24           5.78      10.23       7.53       9.58     11.67
                                                                  =======        =======    =======    =======    =======   =======
PER SHARE MARKET PRICE, END OF PERIOD .......................       4.62           4.56       8.44       6.19       8.13     10.13

TOTAL INVESTMENT RETURN (%)**:
    Based on the Trust's market price .......................       1.32         (41.71)     36.35     (20.31)     10.55     (3.52)
    Based on the Trust's net asset value ....................      (9.34)        (39.94)     35.86     (18.42)      9.41     25.48

RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period ('000's) ......................    171,492        188,939    334,521    246,348    313,344   394,743
    Ratio of expenses to average
      net assets (%) ........................................       1.98+          1.67       1.81       1.77       1.51      1.75
    Ratio of net investment loss to
      average net assets (%) ................................      (1.08)+        (1.09)     (1.35)     (1.28)     (1.13)    (1.14)
    Portfolio turnover ratio (%)** ..........................         94            165        191        133        106       148


*  See Note 2F for information concerning the Trust's distribution policy.
** Investment return and portfolio turnover ratio are calculated for the six months ended June 30, 2001
   (not annualized) and for each of the five years ended December 31, 2000.
+  Annualized

See accompanying notes to consolidated financial statements and accountants' review report.

================================================================================
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
THE R.O.C. TAIWAN FUND / JUNE 30, 2001 (UNAUDITED)(EXPRESSED IN US DOLLARS)
================================================================================


NOTE 1 -- ORGANIZATION AND ACQUISITION OF THE TAIWAN (R.O.C.) FUND
================================================================================

The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited ("IIT") and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund.


NOTE 2-- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
================================================================================

A -- Basis of presentation and principles of consolidation -- The accompanying financial statements of the Trust have been prepared in accordance with accounting principles generally accepted in the United States of America. The consolidated financial statements include the accounts of the Trust and the Fund. All significant inter-company transactions and balances have been eliminated in consolidation.

B -- Valuation of investments -- Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the period, generally at the last quoted closing market price. Short-term investments are valued at amortized cost, which approximates market value. Under this method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income -- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined for financial reporting purposes using the average cost method for the cost of investments. For federal income tax purposes, realized gains and losses on security transactions are determined using the first-in-first-out method. For the fiscal year ended December 31, 2000, the Trust generated a post-October net capital loss of $26,651,342. This loss may be used to offset any future capital gains generated by the Trust and, if unused, will expire on December 31, 2009.

E -- Foreign currency translation--Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At June 30, 2001, this rate was approximately NT$34.435 to $1.00. Investment income and expenses are translated at an average exchange rate for the period.

Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Distributions to shareholders -- It is the Trust's policy to distribute all ordinary income and net capital gains, calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on generally accepted accounting principles.

G -- Taxes -- The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $420,654 for the six months ended June 30, 2001.

H -- Use of estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.


Note 3 -- Investment Considerations
================================================================================

Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.


Note 4 -- Investment Management
================================================================================

Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. Through June 30, 2001, the Trust paid the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.35% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.15% of such NAV in excess of NT$6 billion up to NT$8 billion, 0.95% of such NAV in excess of NT$8 billion up to NT$10 billion, and 0.75% of such NAV in excess of NT$10 billion.

Note 5 -- Custodian
================================================================================

Pursuant to the Investment Contract, Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns 7.74% of the outstanding capital stock of IIT. Through June 30, 2001, the Trust paid CTC a monthly fee in NT$ at the annual rate of 0.15% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.13% of such NAV in excess of NT$6 billion up to NT$8 billion, 0.11% of such NAV in excess of NT$8 billion up to NT$10 ~billion, and 0.09% of such NAV in excess of NT$10 billion, subject to a minimum annual fee of NT$2.4 million.


Note 6 -- Investments in Securities
================================================================================

Purchases and proceeds from sales, excluding bonds and short-term investments, for the six months ended June 30, 2001, included approximately $174,936,328 for stock purchases and approximately $139,656,599 for stock sales, respectively.

At June 30, 2001, the cost of investments, excluding bonds and short-term investments, for U.S. federal income tax purposes was approximately equal to the cost of such investments for financial reporting purposes. At June 30, 2001, the unrealized depreciation of $40,516,832 for financial reporting purposes consisted of $3,313,909 of gross unrealized appreciation and $43,830,741 of gross unrealized depreciation.


Note 7 -- Shares of Beneficial Interest
================================================================================

The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are ~outstanding at present. At June 30, 2001, 32,698,976 shares were outstanding.

--------------------------------------------------------------------------------
The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 2000. The Fund intends to apply for such status for succeeding accounting periods.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Michael Ding has been portfolio manager of the Fund since July 1999, its President since September 1999 and a trustee since June 2001. He had been the Fund's deputy manager since March 1999. Mr. Ding is also the President and Chief Investment Officer of International Investment Trust Co. (IIT), the Fund's investment manager. He has worked for the past two years at IIT, where he was previously senior vice ~president. Mr. Ding served as chief economist and head of research at Citicorp International Securities Ltd. in Taipei from 1996 to 1999 and ~as head of research and information for the greater China region at McKinsey & Co. from 1994 to 1996.
--------------------------------------------------------------------------------

================================================================================
2001 ANNUAL MEETING OF STOCKHOLDERS
================================================================================

On June 21, 2001, the Fund held an annual meeting to:

1.  Elect five trustees,

2. Consider whether to convert the Fund from a closed-end investment company into an open-end investment company. The Fund's Declaration of Trust required a shareholder vote on this question, because the Fund's shares had traded at an average discount of more than 10% to its net asset value over a 12-week-period beginning after the most recent such vote.

Proxies representing 17,455,974, or 53.38% of the 32,698,976 eligible shares outstanding, were voted. The results are shown below. The trustees of the Fund recommended that stockholders vote against the conversion proposal. The affirmative vote of a majority of the shares outstanding was required in order to pass the proposal. Of the 32,698,976 shares outstanding, less than 13% were voted for conversion. Management of the Fund expressed its appreciation for the support of stockholders on this matter.

--------------------------------------------------------------------------------
                                          FOR         WITHHELD
--------------------------------------------------------------------------------
NOMINEES TO THE BOARD OF TRUSTEES

Theodore S.S. Cheng                    15,826,790    1,629,184

Michael Ding                           15,827,822    1,628,152

David N. Laux                          17,154,340      301,634

Yung-San Lee                           17,155,772      300,202

Alfred F. Miossi                       17,154,270      301,704

Messrs. Daniel K. L. Chiang, Edward P. Collins, Pedro-Pablo Kuczynski and Robert
P. Parker, whose terms did not expire in 2001, remained as trustees. Mr. Kuczynski resigned as a trustee on June 28 in order to become Economy and Finance Minister of Peru.

--------------------------------------------------------------------------------
                                          FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------

CONVERSION OF THE FUND FROM A           4,184,388     5,326,001     4,039,300
CLOSED-END   TO AN OPEN-END INVESTMENT
COMPANY

Proxies covering 7,905,192 shares, or 45.29% of the shares represented at the meeting, were not voted on this issue.

INDEPENDENT ACCOUNTANTS' REVIEW REPORT


The Trustees of
The R.O.C. Taiwan Fund

We have reviewed the accompanying consolidated statement of assets and liabilities of ~The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of June 30, 2001, and the related consolidated statements of operations and changes in net assets and financial highlights for the six-month period ended June 30, 2001, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these consolidated financial statements and financial highlights is the representation of the Trust's management.

A review consists principally of inquiries of Trust personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit conducted in ~accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited the consolidated statement of changes in net assets for the year ended December 31, 2000 and the consolidated financial highlights of The R.O.C. Taiwan Fund for each of the years in the five-year period ended December 31, 2000 and expressed an unqualified opinion on the consolidated statement of changes in net assets and financial ~highlights in our report dated January 19, 2001, but have not performed any auditing ~procedures since that date.

/s/ KMPG
----------------
KMPG

Taipei, Taiwan
July 20, 2001

THE R.O.C. TAIWAN FUND
www.roctaiwanfund.com

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  886-2-2713-7702
Fax:  886-2-2717-3077

Officers and Trustees:
Theodore S. S. Cheng, Chairman and Trustee
Michael Ding, President and Trustee
Daniel Chiang, Trustee
Ed-ward B. Collins, Trustee and Audit Committee Member
Da-vid N. Laux, Trustee and Audit Committee
     Member
Yung-San Lee, Trustee
Alfred F. Miossi, Trustee and Audit Committee Member
Robert P. Parker, Trustee and Audit Committee Member
Peggy Chen, Chief Financial Officer,
     Treasurer, and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

TRANSFER AGENT, PAYING AND PLAN AGENT:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.~Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Citigate Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018 U.S.A.
Telephone: (212) 688-6840

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.